SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C. 20549
                                      ______________________


                                          FORM 8-K

                                      CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934


             Date of report (Date of earliest event reported)   May 16, 1999
                                                                ____________


                              GLOBAL CROSSING LTD.
            ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Bermuda               000-24565                 98-0189783
 _______________________        ___________            ___________________
 (State or Other Jurisdiction   (Commission               (IRS Employer
       of Incorporation)         File Number)           Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
______________________________________________________________________________
 (Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600
                                                           ______________


                                NOT APPLICABLE
______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
 =====================================================================
Item 5.   Other Events.

     As previously announced, on May 16, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), and U S WEST, Inc., a Delaware corporation (" U S WEST"), entered into an Agreement and Plan of Merger, dated as of May 16, 1999 (the "Merger Agreement"). A copy of a Q&A presentation, dated May 25, 1999, relating to the transactions contemplated by the Merger Agreement (the "Q&A Presentation") is attached hereto as Exhibit 99 and is incorporated herein by reference.


 Item 7. Exhibits.

        The following exhibit is filed as part of this Current Report on Form 8-K:

 Exhibit Number                                Exhibit
 ----------------                              -------

     99               Q&A Presentation, dated May 25, 1999


                                       2


                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL CROSSING LTD.
                                         (Registrant)

                                    /s/  Dan J. Cohrs
                                    ____________________________
                                    Dan J. Cohrs
                                    Senior Vice President and
                                    Chief Financial Officer

 Date:  May 26, 1999


                          EXHIBIT INDEX



 Exhibit No.                             Description
 -----------                             -------------

   99                   Q&A Presentation, dated May 25, 1999